UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08076

Exact name of registrant as specified in charter:	Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5205

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2012

Item 1. Reports to Stockholders.

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Semi-Annual Report
April 30, 2012

2012

Aberdeen

Closed-end funds have a one-time initial public offering and then are subsequently traded on the secondary market through one of the stock exchanges. The investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in emerging market countries. Concentrating investments in a single country, region or industry may subject a fund to greater price volatility and risk of loss than more diverse funds. Investors should consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A copy of the prospectus for Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc. and Aberdeen Global Income Fund, Inc. that contains this and other information about the fund may be obtained by calling 866-839-5205. Please read the prospectus carefully before investing. Investing in funds involves risk, including possible loss of principal. Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103. NOT FDIC INSURED | NO BANK GUARANTEE | MAY LOSE VALUE

Letter to Shareholders (unaudited)

June 6, 2012

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. (the “Fund”) for the six-month period ended April 30, 2012. The Fund’s principal investment objective is to seek long-term capital appreciation by investing primarily in equity and debt securities of telecommunications and infrastructure companies in emerging markets. While permitted to invest in debt securities, the Fund currently is focused on an equity strategy.

Net Asset Value Performance

For the period ended April 30, 2012, the total return to shareholders of the Fund based on the net asset value (“NAV”) of the Fund was 10.3% versus a return of 6.8% for the Fund’s benchmark, the MSCI Emerging Markets (“EM”) Infrastructure Index.

Share Price Performance

For the period ended April 30, 2012, based on market price, the Fund’s total return was 8.2%, assuming reinvestment of dividends and distributions. The Fund’s share price increased 8.0% over the six months, from $18.03 on October 31, 2011 to $19.47 on April 30, 2012. The Fund’s share price on April 30, 2012 represented a discount of 11.7% to the NAV per share of $22.04 on that date, compared with a discount of 9.9% to the NAV per share of $20.02 on October 31, 2011.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

As part of our ongoing commitment to provide additional, timely information to investors, including Fund performance and investment strategy, we would like to highlight the monthly fact sheets including fund manager commentary, which are posted to the Fund’s website at www.aberdeenetf.com. The Fund’s web page also includes daily updates of share price, NAV and details of distributions. If you have any questions in relation to this information or suggestions on how to improve it further, we would be delighted to hear from you.

Please contact Aberdeen Asset Management Inc. by:

•        Calling toll free at 1-866-839-5205 in the United States;

•        Emailing InvestorRelations@aberdeen-asset.com; or

•        Visiting www.aberdeenetf.com.

For additional information on Aberdeen’s family of closed-end funds, we invite you to visit our Closed-End Investor Center at www.aberdeen-asset.us/cef.

From the site you will also be able to review Fund performance, download literature and sign up for email services. The site houses topical information about the funds, including fact sheets from Morningstar® that are updated daily, tools that permit you to conduct performance charting and timely information from our fund managers, among other data. When you enroll in our online email services, we can ensure that you are among the first to know about Aberdeen’s latest closed-end fund news and receive alerts regarding upcoming fund manager web casts, films and other information.

Yours sincerely,

Christian Pittard

President

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.	1

Report of the Investment Advisor (unaudited)

June 6, 2012

Market Review

Telecommunications and infrastructure shares in emerging markets joined the general rise in the broader asset class over the six months ended April 30, 2012. Initially, during the period, Europe’s deepening debt crisis and deteriorating growth in the developed world weighed on sentiment. But markets recovered from the collective sell-off at the turn of the year, thanks to the ample liquidity injections from developed central banks which eased contagion fears. The stock market rebound continued until February amid the return of global risk appetite. Improving U.S. economic data and the Federal Reserve’s commitment to keep monetary policy loose further bolstered sentiment. Towards the period-end, however, slowing growth in major developing economies added to global growth fears while fiscal uncertainty in Europe heightened concerns over the region’s sovereign debt woes.

Lackluster macroeconomic data underscored a broad slowdown. Notably China’s economy decelerated in the face of weakening demand at home and abroad; Beijing cut its 2012 growth target to 7.5%, the slowest pace since 2004, as it seeks to shift the economy towards consumption-driven growth. Elsewhere, higher borrowing costs and the Brazilian Real’s strength cooled Brazil’s economy; declining exports and bad weather undermined Mexico; and while Turkey’s growth in 2011 was robust, it masked a significant economic slowdown in the fourth quarter. The effects of the floods weighed on Thailand, while declining investment and manufacturing moderated India’s expansion.

Sector news was dominated by developments in India, where the Supreme Court scrapped all 2G telecom licenses issued in 2008 following a corruption probe. In response, the government outlined a new policy aimed at simplifying telecom licensing rules, encouraging mergers and acquisitions and improving transparency. In Thailand is investing 350 billion Baht in flood prevention and water management projects after last year’s floods took a toll on the economy.

As discussed in previous reports, most of the Fund’s private placement holdings are technology oriented venture capital funds. The most recent six-month period saw continued volatility in the equity markets as well as a decrease of the overall portfolio valuation. The writedowns of these investments generally reflected the exit value of the holdings in markets pressed for liquidity as the expiration of the funds’ term approaches. Such was the case of the sale of TransAct in TVG Asian Communications Fund II. These write-downs were partially offset by the price appreciation of some public companies held by some of the private placement holdings.

Financing activities for young companies are very challenging indeed in the current macro-economic environment. Some companies are finding it very difficult to fund capital needs. Others are financing growth at valuations reflecting meaningful discounts to previous rounds.

Distributions from the private placement holdings in this period decreased from the previous six months ($224,706 as compared to $753,737). We do not expect to see noticeable growth in distributions given the current state of the markets, especially as it relates to merger and acquisition activity. TCV IV was the main contributor to distributions received in the current period. The main component of TCV IV’s distribution was the proceeds received from the sale of SolArc.

The investment pace of the Fund with respect to the private placement holdings showed a slight increase, funding $33,750 in capital calls during the period (versus $0 in the six months prior). As of April 30, 2012, the Fund had 6.0% of its total capital commitment still unfunded, which is unlikely to be called for the use of future investments.

Outlook

Emerging stock markets may face a further pullback as persistent worries over the health of the global economy weigh on investor risk appetite. Several European economies are already in recession while election results in France and Greece complicate what is already a fragile outlook for the Eurozone. Patchy growth data out of the U.S. have added to an increasingly negative outlook for stocks with the U.S. presidential election looming in November. China’s shift towards consumption-driven growth is unlikely to have an immediate impact, as policymakers still face the challenge of maintaining the delicate balance between supporting growth and containing price pressures.

Despite concerns over the economic backdrop, prospects for the telecom industry appear upbeat. Worldwide IT spending is forecast to rise to US$3.7 trillion this year, an increase of 2.5% from 2011, according to technology research firm Gartner. Expenditure will be driven by the global telecom equipment market, which is benefiting from robust growth in the mobile devices market as well as a more positive outlook for enterprise network equipment. From a regional perspective, emerging markets are expected to generate more than 30% of the worldwide total, despite economic deceleration and volatility in the developed markets.

Within the infrastructure sector, paralysis of policymaking in India has slowed development in the country. However, other emerging economies continue to prioritize infrastructure development, which should foster regional integration and cut business costs, providing further support for companies in the sector. Brazil, for instance, is investing in the sector after many years of neglect; external pressures from the 2014 World Cup and 2016 Olympics will accelerate advances that might otherwise progress at a slow pace. South Africa approved 845 billion Rand-worth of infrastructure spending in its latest budget, while Indonesia’s passage of a land reform legislation last December paves the way for large-scale infrastructure development aimed at supporting domestic growth.

Aberdeen Asset Managers Limited

2	Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

The Fund has a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is sponsored and administered by Computershare Trust Company, N.A., the Fund’s transfer agent.

The Plan allows registered stockholders and first time investors to to buy and sell shares and automatically reinvest dividends and capital gains through our transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Portfolio Summary (unaudited)

April 30, 2012

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.	3

Top 10 Holdings, by Issuer (unaudited)

April 30, 2012

	Holding	Sector	Country	Percent of Net Assets

1.	América Móvil S.A.B. de C.V., Series L, ADR	Wireless Telecommunication Services	Mexico	9.3%
2.	China Mobile Limited	Wireless Telecommunication Services	China	8.4%
3.	Taiwan Mobile Co., Limited	Wireless Telecommunication Services	Taiwan	8.2%
4.	MTN Group Limited	Wireless Telecommunication Services	South Africa	7.4%
5.	Advanced Info Service Public Co., Limited	Wireless Telecommunication Services	Thailand	6.6%
6.	Digi.Com Bhd	Wireless Telecommunication Services	Malaysia	6.0%
7.	Samsung Electronics Co., Limited	Semiconductors & Semiconductor Equipment	South Korea	3.9%
8.	PT Telekomunikasi Indonesia Tbk	Diversified Telecommunication Services	Indonesia	3.7%
9.	Bharti Airtel Limited	Wireless Telecommunication Services	India	3.7%
10.	Maroc Telecom	Diversified Telecommunication Services	Morocco	2.9%

Average Annual Returns (unaudited)

April 30, 2012

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	3.24%	15.19%	2.44%	10.55%
Market Value	2.53%	13.57%	0.37%	11.13%

Aberdeen Asset Managers Limited (and its predecessor Aberdeen Asset Management Investment Services Limited) has voluntarily waived fees and/or reimbursed expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change and may be discontinued at any time. Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 866-839-5205.

The annualized gross expense ratio is 1.52%. The annualized net expense ratio after fee waivers and/or expense reimbursements is 1.44%.

4	Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Portfolio of Investments (unaudited)

April 30, 2012

No. of Shares		Description	Value

EQUITY SECURITIES—98.5%
EQUITY SECURITIES OF TELECOMMUNICATION AND INFRASTRUCTURE COMPANIES IN EMERGING COUNTRIES—96.4%
ARGENTINA—2.2%
ENERGY EQUIPMENT & SERVICES—2.2%
102,000		Tenaris S.A., ADR (cost $4,189,347)	$ 3,997,380
ASIA—0.1%
VENTURE CAPITAL—0.1%
3,622,118	(a)	TVG Asian Communications Fund II, L.P.(b)(c)(d)(e)(f) (cost $711,954)	89,311
BRAZIL—5.5%
OIL, GAS & CONSUMABLE FUELS—2.3%
180,000		Ultrapar Participacoes S.A.	4,088,870
REAL ESTATE MANAGEMENT & DEVELOPMENT—2.0%
156,000		Multiplan Empreendimentos Imobiliarios S.A.	3,682,816
TRANSPORTATION INFRASTRUCTURE—1.2%
149,000		Wilson Sons Limited, BDR	2,227,789
		Total Brazil (cost $8,604,701)	9,999,475
CHILE—2.8%
DIVERSIFIED TELECOMMUNICATION SERVICES—1.6%
143,132		Empresa Nacional de Telecomunicaciones S.A.	2,836,380
ELECTRIC UTILITIES—1.2%
5,600,000		Enersis S.A.	2,284,560
		Total Chile (cost $4,426,910)	5,120,940
CHINA—8.4%
WIRELESS TELECOMMUNICATION SERVICES—8.4%
1,385,172		China Mobile Limited(d) (cost $12,238,646)	15,333,798
HONG KONG—5.4%
CHEMICALS—0.3%
582,500		Yingde Gases(d)	675,804
MARINE—1.1%
3,788,000		Pacific Basin Shipping Limited(d)	1,982,296
REAL ESTATE MANAGEMENT & DEVELOPMENT—4.0%
586,000		Hang Lung Group Limited(d)	3,651,035
261,500		Swire Pacific Limited(d)	3,079,207
183,050		Swire Properties Limited	501,352
			7,231,594
		Total Hong Kong (cost $10,920,845)	9,889,694
INDIA—7.1%
CONSTRUCTION MATERIALS—2.1%
145,000		Ultratech Cement Limited	3,912,524
IT SERVICES—1.3%
50,400		Infosys Technologies Limited(d)	2,337,032
WIRELESS TELECOMMUNICATION SERVICES—3.7%
1,135,920		Bharti Airtel Limited(d)	6,675,296
		Total India (cost $16,016,089)	12,924,852

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.	5

Portfolio of Investments (unaudited) (continued)

April 30, 2012

No. of Shares		Description	Value

EQUITY SECURITIES (continued)
EQUITY SECURITIES OF TELECOMMUNICATION AND INFRASTRUCTURE COMPANIES IN EMERGING COUNTRIES (continued)
INDONESIA—5.2%
DIVERSIFIED TELECOMMUNICATION SERVICES—5.2%
5,206,356		PT Indosat Tbk(d)	$ 2,735,170
7,334,954		PT Telekomunikasi Indonesia Tbk(d)	6,763,319
			9,498,489
		Total Indonesia (cost $7,886,161)	9,498,489
KENYA—2.4%
WIRELESS TELECOMMUNICATION SERVICES—2.4%
106,089,400		Safaricom Limited (cost $5,804,768)	4,269,063
LATIN AMERICA—0.1%
VENTURE CAPITAL—0.1%
2,286,227	(a)	JP Morgan Latin America Capital Partners, L.P.(b)(c)(d)(e)(f) (cost $666,719)	145,884
MALAYSIA—7.0%
CONSTRUCTION MATERIALS—1.0%
772,000		Lafarge Malayan Cement Bhd(d)	1,830,375
WIRELESS TELECOMMUNICATION SERVICES—6.0%
8,130,000		Digi.Com Bhd(d)	10,819,767
		Total Malaysia (cost $6,923,340)	12,650,142
MEXICO—10.3%
TRANSPORTATION INFRASTRUCTURE—1.0%
114,000		Grupo Aeroportuario del Centro Norte S.A.B. de C.V., ADR	1,846,800
WIRELESS TELECOMMUNICATION SERVICES—9.3%
633,996		América Móvil S.A.B. de C.V., Series L, ADR	16,895,993
		Total Mexico (cost $7,783,454)	18,742,793
MOROCCO—2.9%
DIVERSIFIED TELECOMMUNICATION SERVICES—2.9%
348,000		Maroc Telecom (cost $6,244,252)	5,327,458
PHILIPPINES—1.8%
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.8%
6,542,100		Ayala Land, Inc.(d) (cost $2,393,633)	3,309,476
RUSSIA—4.5%
WIRELESS TELECOMMUNICATION SERVICES—4.5%
575,000		Mobile Telesystems OJSC(d)	4,563,267
355,759		VimpelCom Limited, ADR	3,625,184
		Total Russia (cost $6,561,640)	8,188,451
SOUTH AFRICA—7.4%
WIRELESS TELECOMMUNICATION SERVICES—7.4%
770,791		MTN Group Limited(d) (cost $11,473,629)	13,479,479

6	Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Portfolio of Investments (unaudited) (continued)

April 30, 2012

No. of Shares		Description	Value

EQUITY SECURITIES (continued)
EQUITY SECURITIES OF TELECOMMUNICATION AND INFRASTRUCTURE COMPANIES IN EMERGING COUNTRIES (continued)
SOUTH KOREA—3.9%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.9%
10,000		Samsung Electronics Co., Limited(d) (cost $5,128,355)	$ 7,126,639
TAIWAN—8.2%
WIRELESS TELECOMMUNICATION SERVICES—8.2%
4,609,206		Taiwan Mobile Co., Limited(d) (cost $7,915,360)	14,853,603
THAILAND—8.2%
CONSTRUCTION MATERIALS—1.6%
215,000		Siam Cement PCL(d)	2,920,160
WIRELESS TELECOMMUNICATION SERVICES—6.6%
1,997,765		Advanced Info Service Public Co., Limited(d)	11,879,383
		Total Thailand (cost $7,716,387)	14,799,543
TURKEY—2.3%
CONSTRUCTION MATERIALS—0.9%
346,000		Cimsa Cimento Sanayi VE Tica(d)	1,548,863
INDUSTRIAL CONGLOMERATES—1.4%
832,318		Enka Insaat ve Sanayi AS(d)	2,608,076
		Total Turkey (cost $3,741,167)	4,156,939
GLOBAL—0.7%
VENTURE CAPITAL—0.7%
7,248,829	(a)	Emerging Markets Ventures l, L.P.(b)(c)(d)(e)(f)	489,151
2,400,000	(a)	Telesoft Partners II QP, L.P.(b)(c)(d)(e)	804,408
		Total Global (cost $4,005,168)	1,293,559
		Total Emerging Countries (cost $141,352,525)	175,196,968
EQUITY SECURITIES OF TELECOMMUNICATION AND INFRASTRUCTURE COMPANIES IN DEVELOPED COUNTRIES—2.1%
ISRAEL—2.0%
SOFTWARE—0.8%
27,000		Check Point Software Technologies Limited(c)	1,569,510
VENTURE CAPITAL—1.2%
1,674,587	(a)	BPA Israel Ventures, LLC(b)(c)(d)(e)(f)	453,800
2,000,000	(a)	Concord Fund I Liquidating Main Trust(b)(c)(d)(e)	85,440
4,000,000	(a)	Concord Ventures Fund II, L.P.(b)(c)(d)(e)	140,156
2,750,000	(a)	Giza GE Venture Fund III, L.P.(b)(c)(d)(e)	488,482
742,434	(a)	Neurone Ventures II, L.P.(b)(c)(d)(e)(f)	147,970
2,001,470	(a)	SVE Star Ventures Enterprises GmbH & Co. No. IX KG(b)(c)(d)(e)	443,346
1,375,001	(a)	Walden-Israel Ventures III, L.P.(b)(c)(d)(e)	372,598
			2,131,792
		Total Israel (cost $10,430,593)	3,701,302

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.	7

Portfolio of Investments (unaudited) (concluded)

April 30, 2012

No. of Shares		Description	Value

UNITED STATES—0.1%
VENTURE CAPITAL—0.1%
1,952,000	(a)	Technology Crossover Ventures IV, L.P.(b)(c)(d)(e)(f) (cost $438,625)	$ 129,511
		Total Developed Countries (cost $10,869,218)	3,830,813
		Total Equity Securities—98.5% (cost $152,221,743)	179,027,781
Principal Amount (000’s)
SHORT-TERM INVESTMENT—1.3%
UNITED KINGDOM—1.3%
$2,421		Bank of America London, overnight deposit, 0.03%, 05/01/12 (cost $2,421,000)	2,421,000
		Total Investments—99.8% (cost $154,642,743)	181,448,781
		Cash and Other Assets, less Liabilities—0.2%	271,541
		Net Assets—100.0%	$181,720,322

(a)         Represents contributed capital.

(b)         Restricted security, not readily marketable.

(c)         Non-income producing security.

(d)         Security was fair valued as of April 30, 2012. Security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors (the “Board”) under procedures established by the Board.

(e)         Illiquid Security.

(f)             As of April 30, 2012, the aggregate amount of open commitments for the Fund is $2,423,541.

ADR American Depositary Receipts.

BDR Brazilian Depositary Receipts.

See Notes to Financial Statements.

8	Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Statement of Assets and Liabilities (unaudited)
As of April 30, 2012

Assets
Investments, at value (Cost $154,642,743)	$ 181,448,781
Cash (including $560,203 of foreign currencies with a cost of $555,594)	560,864
Investments sold receivable	1,395,444
Dividends receivable	256,601
Prepaid expenses	6,064
Total assets	183,667,754
Liabilities
Investments purchased payable	1,690,006
Investment advisory fees payable (Note 3)	131,201
Accrued expenses and other liabilities	126,225
Total liabilities	1,947,432

Net Assets	$ 181,720,322
Net Assets consist of
Capital stock, $0.001 par value (Note 5)	$ 8,247
Paid-in capital	144,512,258
Undistributed net investment income	3,488,133
Accumulated net realized gain on investments and foreign currency related transactions	6,903,200
Net unrealized appreciation on investments and foreign currency translation	26,808,484
Net Assets applicable to shares outstanding	$ 181,720,322
Net asset value per share, based on 8,246,665 shares issued and outstanding	$ 22.04

See Notes to Financial Statements.

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.	9

Statement of Operations (unaudited)
For the Six Months Ended April 30, 2012

Investment Income
Income:
Dividends and other income	$ 2,253,902
Less: Foreign taxes withheld	(109,668)
Total investment income	2,144,234
Expenses:
Investment advisory fees (Note 3)	916,033
Custodian’s fees and expenses	90,145
Directors’ fees and expenses	80,951
Legal fees and expenses	37,464
Investor relations fees and expenses (Note 3)	33,662
Reports to shareholders and proxy solicitation	25,939
Independent auditor’s fees and expenses	23,635
Insurance expense	17,938
Administration fees (Note 3)	14,918
Transfer agent’s fees and expenses	12,449
Miscellaneous	31,744
Total expenses	1,284,878
Less: Fee waivers (Note 3)	(65,575)
Net expenses	1,219,303

Net investment income	924,931
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency Related Transactions

Net realized gain/(loss) on:
Investment transactions*	732,918
Foreign currency transactions	(30,289)
Net change in unrealized appreciation of investments and foreign currency translation	15,293,390
Net realized and unrealized gain on investments and foreign currency transactions	15,996,019
Net Increase in Net Assets Resulting from Operations	$16,920,950

* Includes realized gain distributions from underlying venture capital investments of $79,136.

See Notes to Financial Statements.

10	Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2012 (unaudited)	For the Year Ended October 31, 2011
Increase/(Decrease) in Net Assets
Operations:
Net investment income	$ 924,931	$ 3,373,602
Net realized gain on investments and foreign currency related transactions	702,629	2,675,818
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	15,293,390	(8,592,930)
Net increase/(decrease) in net assets resulting from operations	16,920,950	(2,543,510)
Dividends and distributions to shareholders from:
Net investment income	(275,604)	(4,411,059)
Total increase/(decrease) in net assets resulting from operations	16,645,346	(6,954,569)
Net Assets
Beginning of period	165,074,976	172,029,545
End of period*	$181,720,322	$165,074,976

* Includes undistributed net investment income of $3,488,133 and $2,838,806, respectively.

See Notes to Financial Statements.

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.		11

Financial Highlights

	For the Six Months Ended April 30, 2012		For the Fiscal Years Ended October 31,
	(unaudited)		2011	2010	2009	2008	2007

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$20.02		$20.86	$17.99	$15.24	$29.69	$17.67
Net investment income(a)	0.11		0.41	0.57	0.40	0.43	0.01
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	1.94		(0.72)	2.69	2.71	(14.98)	12.02 (b)
Net increase/(decrease) in net assets resulting from operations	2.05		(0.31)	3.26	3.11	(14.55)	12.03
Dividends and distributions to shareholders:
Net investment income	(0.03)		(0.53)	(0.39)	(0.36)	(0.01)	(0.02)
Total dividends and distributions to shareholders	(0.03)		(0.53)	(0.39)	(0.36)	(0.01)	(0.02)
Anti-dilutive impact due to capital shares tendered	—		—	—	—	0.11	0.01
Net asset value, end of period	$22.04		$20.02	$20.86	$17.99	$15.24	$29.69
Market value, end of period	$19.47		$18.03	$19.08	$15.95	$12.66	$28.08
Total Investment Return Based on:
Market value(c)	8.19%		(2.76% )	22.35%	29.52%	(54.89% )	75.68%
Net asset value	10.29%		(1.24% )	18.60%	21.35%	(48.64% )	68.20%
Ratio/Supplementary Data
Net assets, end of period (000 omitted)	$181,720		$165,075	$172,030	$148,328	$125,610	$253,830
Average net assets (000 omitted)	$170,420		$169,025	$157,099	$131,494	$205,301	$186,460
Ratio of expenses to average net assets	1.44%	(d)	1.50%	1.53%	1.43%	1.37%	1.50%
Ratio of expenses to average net assets, excluding fee waivers	1.52%	(d)	1.55%	1.61%	1.48%	1.42%	1.53%
Ratio of net investment income to average net assets	1.09%	(d)	2.00%	2.97%	2.51%	1.75%	0.03%
Portfolio turnover rate	3.22%		49.48%	5.36%	90.65%	34.07%	26.47%

(a)	Based on average shares outstanding.
(b)	The investment adviser fully reimbursed the Fund for a loss on a transaction not meeting the Fund’s investment guidelines, which otherwise would have reduced the amount by $0.04.
(c)

Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each reporting period. Dividends and distributions, if any, are assumed, for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(d)	Annualized.

See Notes to Financial Statements.

12	Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Notes to Financial Statements (unaudited)

April 30, 2012

1. Organization

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. (the “Fund”) was incorporated in Maryland on October 12, 1993, and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. The Fund trades on the NYSE Amex under the ticker symbol “ETF”.

The Fund seeks long-term capital appreciation by investing primarily in equity and debt securities of telecommunications and infrastructure companies in emerging markets.

Under normal market conditions, at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, are invested in equity and debt securities of emerging markets telecommunications companies and of infrastructure companies. In addition, under normal market conditions, at least 20% (but not more than 24.9% at the time of purchase) of the Fund’s net assets will be invested in equity and debt securities of companies in the infrastructure industry.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The U.S. Dollar is used as both the functional and reporting currency.

(a) Security Valuation:

Securities for which market quotations are readily available are valued at current market value as of the “Valuation Time.” The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). Equity securities are typically valued at the last quoted sale price. If there is no sale price available, the mean between the bid and ask price provided by an independent pricing service approved by the Fund’s Board of Directors (the “Board”) is used. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange on which each security trades. Investment companies that do not trade on an exchange are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board. In addition, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund’s equity securities that are traded on a foreign exchange or market which closes prior to the Fund’s Valuation Time are fair valued by an independent pricing service. The fair value of each such security generally is calculated by applying a valuation factor provided by the independent pricing service to the last sales price for that security. If the pricing service is unable to provide a fair value for a security, the security will continue to be valued at the last sale price at the close of the exchange on which it is principally traded, subject to adjustment by the Fund’s Pricing Committee. This fair valuation model takes into account comparisons to the valuation of American Depositary Receipts (ADRs), exchange-traded funds, futures contracts and certain indices. When the fair value prices are utilized, the value assigned to the foreign securities may not be quoted or published prices of the securities on their primary markets.

The Fund values restricted securities at fair value. The Fund’s estimate of fair value assumes a willing buyer and a willing seller, neither of whom are acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material.

The Fund also invests in venture capital private placement securities, which are classified as Level 3 investments. In determining the fair value of these investments, management uses the market approach which includes as the primary input the capital balance reported; however adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.	13

Notes to Financial Statements (unaudited) (continued)

April 30, 2012

interest held, including the rights and obligations, and any restrictions or illiquidity of such interests, and the fair value of these venture capital investments.

For the six months ended April 30, 2012, there have been no significant changes to the valuation procedures approved by the Board.

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. The disclosure requirements utilize a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 – quoted prices in active markets for identical investments.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments, information provided by the General Partner or investee companies such as publicly traded prices, financial statements, capital statements).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities generally are valued at the last quoted sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the last quoted mean price provided by an independent pricing service. For equity securities traded on a foreign exchange or market which closes prior to the Fund’s Valuation Time, in order to adjust for events which occur between the close of the foreign exchange they are traded on and the close of the New York Stock Exchange, a fair valuation model is used (as described above). This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts, and certain indices, and these securities are categorized as Level 2.

The following is a summary of the inputs used as of April 30, 2012 in valuing the Fund’s investments carried at value. Refer to the Schedule of Investments for a detailed breakout of the security types:

Investments, at value	Level 1*	Level 2*	Level 3	Balance as of 04/30/2012
Chemicals	$–	$675,804	$–	$675,804
Construction Materials	3,912,524	6,299,398	–	10,211,922
Diversified Telecommunication Services	8,163,838	9,498,489	–	17,662,327
Electric Utilities	2,284,560	–	–	2,284,560
Energy Equipment & Services	3,997,380	–	–	3,997,380
Industrial Conglomerates	–	2,608,076	–	2,608,076
IT Services	–	2,337,032	–	2,337,032
Marine	–	1,982,296	–	1,982,296
Oil, Gas & Consumable Fuels	4,088,870	–	–	4,088,870
Real Estate Management & Development	4,184,168	10,039,718	–	14,223,886
Semiconductors & Semiconductor Equipment	–	7,126,639	–	7,126,639
Software	1,569,510	–	–	1,569,510
Transportation Infrastructure	4,074,589	–	–	4,074,589

14	Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2012

Investments, at value	Level 1*	Level 2*	Level 3	Balance as of 04/30/2012
Venture Capital	$–	$–	$3,790,057	$3,790,057
Wireless Telecommunication Services	24,790,240	77,604,593	–	102,394,833
Short-Term Investments	–	2,421,000	–	2,421,000
Total	$57,065,679	$120,593,045	$3,790,057	$181,448,781

*                             Ultratech Cement Limited with a fair value of $3,912,524, Maroc Telecom with a fair value of $5,327,458, and Safaricom Limited with a fair value of $4,269,063 all transferred from Level 2 to Level 1 during the six months ended April 30, 2012. For the six months ended April 30, 2012 there have been no significant changes to the fair valuation methodologies.

The following is a reconciliation of investments in which unobservable inputs (Level 3) were used in determining value:

Investments, at value	Balance as of 10/31/2011	Accrued discounts/ premiums	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 04/30/2012
Venture Capital	$4,337,409	$–	$–	$(55,050)	$33,750	$(526,052)	$–	$–	$3,790,057
Total	$4,337,409	$–	$–	$(55,050)	$33,750	$(526,052)	$–	$–	$3,790,057

Change in unrealized appreciation/depreciation relating to investments still held at April 30, 2012 is $(55,050).

(b) Short-Term Investment:

The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co. (“BBH & Co.”), the Fund’s custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

(c) Foreign Currency Transactions:

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(I)	market value of investment securities, other assets and liabilities at the valuation date rate of exchange; and

(II)	purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.	15

Notes to Financial Statements (unaudited) (continued)

April 30, 2012

(d) Security Transactions and Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis. Expenses are recorded on an accrual basis.

(e) Distributions:

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies.

(f) Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is ‘‘more likely than not’’ to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal tax returns for each of the four fiscal years up to the period ended October 31, 2011, are subject to such review.

(g) Partnership Accounting Policy:

The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

3. Agreements and Transactions with Affiliates

(a) Investment Adviser:

Aberdeen Asset Managers Limited (“AAML”) serves as the Fund’s investment adviser with respect to all investments. AAML is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC. On March 1, 2012, the previous investment adviser, Aberdeen Asset Management Investment Services Limited (“AAMISL”), merged into AAML, which assumed the Investment advisory responsibility for the Fund. There was no change to the portfolio management team or the level or nature of the services provided to the Fund as a result of the merger and the same resources available to AAMISL for the management and compliance oversight of the Fund are available to AAML. AAML receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.25% of the first $100 million of the Fund’s average weekly market value or net assets (whichever is lower), 1.125% of the next $100 million and 1.00% of amounts in excess of $200 million. AAML has agreed to waive a portion of its advisory fee. For the six months ended April 30, 2012, AAML earned $916,033 for advisory services, of which AAML waived $65,575. Amounts shown as paid to AAML include amounts paid to AAMISL prior to March 1, 2012.

(b) Fund Administration:

BBH & Co. is the Administrator for the Fund and certain other funds advised by AAML and its affiliates (collectively the “Funds”). The Funds pay BBH & Co. a monthly administration and fund accounting service fee at an annual rate of 0.02% of the Fund’s aggregate assets up to $250 million, 0.015% for the next $250 million and 0.01% in excess of $500 million.

Each Fund pays its pro rata portion of the fee based on its level of assets. For the six months ended April 30, 2012, BBH & Co. earned $14,918 from the Fund for administrative and fund accounting services.

(c) Investor Relations:

Under the terms of an Investor Relations Services Agreement, Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAML, provides investor relations services to the Fund and certain other Funds. For the six months ended April 30, 2012, the Fund incurred investor relations fees of approximately $32,961 for investor relations services. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

(d) Director’s Purchase Plan:

Fifty percent (50%) of the annual retainer of the Independent Directors is invested in Fund shares and, at the option of each Independent Director, 100% of the annual retainer can be invested in shares of the

16	Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2012

Fund. During the six months ended April 30, 2012, 1,454 shares were purchased pursuant to the Directors compensation plan. Directors as a group own less than 1% of the Fund’s outstanding shares.

4. Investment Transactions

For the six months ended April 30, 2012, purchases and sales of securities, other than short-term investments, were $7,060,774 and $5,430,287, respectively.

5. Capital

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. As of April 30, 2012 there were 8,246,665 common shares issued and outstanding.

6. Credit Facility

The Fund is a party to a joint credit facility along with certain other Funds. The current facility matures on November 9, 2012. The Funds agreed to a $10 million committed revolving joint credit facility with BBH & Co. for temporary or emergency purposes. Under the terms of the joint credit facility, the Funds pay an aggregate commitment fee on the average unused amount of the credit facility. In addition, the Funds pay interest on borrowings at the Overnight LIBOR rate plus a spread. For the six months ended April 30, 2012, the Fund had no borrowings under the joint credit facility.

7. Restricted Securities

Certain of the Fund’s investments are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board under procedures established by the Board in the absence of readily ascertainable market values.

Security	Acquisition Date(s)	Cost	Fair Value At 04/30/12	Percent of Net Assets	Distributions Received	Open Commitments
BPA Israel Ventures, LLC	10/05/00 – 12/09/05	$1,160,483	$453,800	0.25	$97,293	$625,413

Concord Fund I Liquidating Main Trust	12/08/97 – 09/29/00	1,258,080	85,440	0.05	1,323,268	–

Concord Ventures Fund II, L.P.	03/29/00 – 12/15/06	2,370,237	140,156	0.08	931,294	–

Emerging Markets Ventures l, L.P.	01/22/98 – 01/10/06	2,719,587	489,151	0.27	7,307,818	851,171

Giza GE Venture Fund III, L.P.	01/31/00 – 11/23/06	1,812,299	488,482	0.27	724,175	–

JP Morgan Latin America Capital Partners, L.P.	04/10/00 – 03/20/08	666,719	145,884	0.08	2,290,424	502,325

Neurone Ventures II, L.P.	11/24/00 – 12/21/10	205,067	147,970	0.08	401,833	18,750

SVE Star Ventures Enterprises GmbH & Co. No. IX KG	12/21/00 – 08/12/08	1,588,456	443,346	0.24	460,338	–

Technology Crossover Ventures IV, L.P.	03/08/00 – 09/27/10	438,625	129,511	0.07	2,877,927	48,000

Telesoft Partners II QP, L.P.	07/14/00 – 03/01/10	1,285,581	804,408	0.44	1,109,561	–

TVG Asian Communications Fund II, L.P.	06/07/00 – 10/27/05	711,954	89,311	0.05	3,689,401	377,882

Walden-Israel Ventures III, L.P.	02/23/01 – 10/20/10	845,948	372,598	0.21	1,141,882	–

Total		$15,063,036	$3,790,057	2.09	$22,355,214	$2,423,541

The Fund may incur certain costs in connection with the disposition of the above securities.

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.	17

Notes to Financial Statements (unaudited) (continued)

April 30, 2012

8. Share Repurchase Program

Effective November 1, 2009, the Board authorized management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares whenever the Fund’s shares are trading at a discount to net asset value of 12% or more. Open market purchases may also be made within the discretion of management if the discount is less than 12%. The Board has instructed management to report repurchase activity to it regularly, and to post the number of shares repurchased on the Fund’s website on a monthly basis. For the six months ended April 30, 2012, the Fund did not repurchase any shares through this program.

9. Portfolio Investment Risks

(a) Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. Such risks include, among others, currency risks, information risk and political risk. Currency risk results from securities denominated in currencies other than U.S. Dollars that are subject to changes in value due to fluctuations in exchange rates. Information risk arises with respect to foreign securities when key information about foreign issuers may be inaccurate or unavailable. Political risk includes future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Other risks of investing in foreign securities include liquidity and valuation risks.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

(b) Risks Associated with Emerging Markets:

The emerging countries’ securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of emerging country securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so.

(c) Risks Associated with Restricted Securities:

The Fund, subject to local investment limitations, may invest up to 25% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in the emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that underlying fund, including management fees. Such securities are expected to be illiquid which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and these differences could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

(d) Risks Associated with Focus in a Particular Industry:

The Fund focuses its investments in the equity and debt securities of emerging markets telecommunications companies and infrastructure companies. As a result, the financial, economic, business and political developments in these particular sectors of the market, positive or negative, have a greater impact on the Fund’s net asset value and will cause its shares to fluctuate more than if the Fund did not focus its investments in these particular sectors.

(e) Risks Associated with European Markets:

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit;

18	Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

April 30, 2012

and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.

10. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

11. Tax Information

At April 30, 2012, the identified cost for federal income tax purposes, the gross unrealized appreciation from investments for those securities having an excess of value over cost, the gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $154,642,743, $47,502,664, $(20,696,626) and $26,806,038, respectively.

12. Recent Accounting Pronouncements

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS.” ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

13. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financials statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of April 30, 2012.

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.	19

Results of Annual General Meeting of Shareholders (unaudited)

The Annual Meeting of Shareholders of the Fund was held on March 22, 2012 at 1735 Market Street, Philadelphia, Pennsylvania. The description of the proposals and number of shares voted at the meeting are as follows:

(1) To re-elect certain directors to the Board of Directors of the Fund:

	Votes For	Votes Withheld
Steven N. Rappaport	7,105,533	310,535
Alexander E. Zagoreos	7,192,982	223,086

Directors whose term of office continued beyond this meeting are as follows: Enrique R. Arzac, James J. Cattano, Gregory Hazlett, and Martin M. Torino.

Supplemental Information (unaudited)

As described in Note 3.(a), above, AAML now serves as the Fund’s investment adviser. AAMISL, the previous investment adviser, merged into AAML on March 1, 2012. Information regarding the Fund Board’s most recent approval of the renewal of the investment advisory agreement with AAMISL, which occurred in December 2011, follows. In September 2011, prior to the six-month period covered by this report, the Fund Board had approved the transition of advisory responsibilities from AAMISL to AAML. In light of this prior approval, and in light of the absence of any change to the portfolio management team or the nature and level of the services provided to the Fund as a result of the merger, and the fact that the same resources available to AAMISL for the management and compliance oversight of the Fund are available to AAML, the approval of the renewal described below was done in the context of the upcoming merger, and the findings with respect to AAMISL apply equally to AAML.

Board Approval of Investment Advisory Agreement

The Investment Company Act of 1940 (the “Investment Company Act”) and the terms of the investment advisory agreement (the “Advisory Agreement”) between the Aberdeen Emerging Markets Telecommunication and Infrastructure Fund, Inc. (the “Fund”) and Aberdeen Asset Management Investment Services Limited (the “Adviser”) require that, following its initial two-year approval period, the Advisory Agreement be approved annually at an in-person meeting by the Board of Directors (the “Board”), including a majority of the Directors who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the Investment Company Act (the “Independent Directors”).

At its meeting on December 6, 2011, the Board voted unanimously to renew the Advisory Agreement between the Fund and the Adviser. In connection with its evaluation of the Advisory Agreement, the Board reviewed a broad range of information requested for this purpose and considered a variety of factors, including the following:

(i) The nature, extent and quality of the services provided by the Adviser;

(ii) The performance of the Fund;

(iii) The management fee rate and the total net expense ratio of the Fund, both on an absolute basis and as compared both to a relevant peer group of funds and to fees charged by the Adviser to others;

(iv) The extent to which economies of scale could be realized by the Adviser and shared with the shareholders;

(v) The costs of services provided and profits realized by the Adviser;

(vi) Other benefits realized by the Adviser from its relationship with the Fund; and

(vii) Any other factors that the Board deemed relevant to its consideration.

In addition to its review of information presented to the Board during the contract renewal process, the Board considered knowledge gained from discussions with management at regular and special meetings throughout the year. The Independent Directors were represented by independent counsel throughout the review process and convened executive sessions without management present. In its deliberations, the Board did not identify any single factor that was all-important or

20	Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Supplemental Information (unaudited) (unaudited)

controlling and each Director may have attributed different weights to the various factors.

Certain of the Board considerations outlined above are discussed in more detail below.

Nature, Extent and Quality of Services. The Board received and considered various data and information regarding the nature, extent and quality of services provided under the Advisory Agreement. The Board considered, among other things, information about the background and experience of senior management and investment personnel who were responsible for managing the Fund. The Board also received presentations from and participated in information sessions with senior investment personnel of the Adviser. The Board considered information provided regarding the portfolio managers and other resources dedicated to the Fund and the investment philosophy and process followed by those individuals responsible for managing the Fund. The Board, in particular, received information from the Adviser about its resources, including personnel, devoted to focusing on the geographic area in which the Fund invests. The Board was satisfied that the Adviser had appropriate resources to cover the geographic area to manage the Fund in a manner consistent with its investment objective.

The Board also evaluated the ability of the Adviser, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals. In this regard, the Board considered information regarding the general nature of the compensation structure applicable to portfolio managers and other key personnel.

In addition, the Board considered and evaluated materials and information received regarding the Adviser’s investment and legal compliance program and record with respect to the U.S. registered closed-end funds managed by the Adviser. The Board met in-person with and received quarterly reports from the Fund’s Chief Compliance Officer.

Furthermore, the Board received and considered information about the financial viability of the Adviser to satisfy itself that the Adviser had adequate resources to perform the services required under the Advisory Agreement.

Based on the foregoing and other relevant information reviewed, the Board concluded that, overall, the nature, extent and quality of the services provided to the Fund supported renewal of the Advisory Agreement.

Investment Performance. In addition to reports received at its regular quarterly meetings, the Board received and considered information on the investment performance history of the Fund, including comparison to a comparable fund in a Morningstar Category average and benchmark index returns over various time periods. The Board was provided with reports, independently prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), which included a comprehensive analysis of the Fund’s performance.

The Fund’s performance was in-line with the performance of its benchmark index, the MSCI Emerging Markets Telecom Index, for the periods under review. Since 2009, the Fund underperformed the other closed-end fund in the Morningstar Specialty Communications Category, which invests using a strategy that differs from the Fund in important respects. The Adviser provided information about factors that contributed to the Fund’s performance results since 2009 when it assumed responsibility for managing the Fund. The Board concluded that it was generally satisfied with the Fund’s performance and that the Adviser was taking appropriate actions with respect to investment performance.

Fees and Economies of Scale. The Board considered the management fee rate charged by the Adviser to the Fund. The Board received an analysis from Strategic Insight that compared the Fund’s management fee rate to the management fee rate of a peer group of funds on a gross basis and on a net basis after taking into consideration any waivers or reimbursements. The Board noted that the gross management fee rate for the Fund was in-line with the average and median gross management fee rates for its peer group. The Board also noted that the net management fee rate for the Fund was in-line with the average and median net management fee rates of its peer group. Furthermore, the Board concluded that the contractual breakpoints utilized by the Fund adequately took into account potential economies of scale.

The Board also reviewed information prepared by Strategic Insight that showed that the Fund’s 2010 total net expense ratio was in-line with the average but higher than the median ratio of its peer group. The Board considered the differences between the Fund and the funds in the peer group. The Board noted that the peer group funds invest primarily in domestic securities, whereas the Fund invests primarily in non-US securities of companies in foreign emerging markets, resulting in a custody expense that was significantly higher than that of the peer group funds. The Board concluded that the Fund’s expense results were primarily attributable to the higher cost of custody of foreign assets.

Costs of Services Provided and Profitability. The Board considered, among other things, the Adviser’s estimates of its costs in providing advisory services to the Fund, and the Adviser’s resulting profitability. Based on its review of the cost and profit information provided by the Adviser, in light of the nature, extent and quality of services provided to the Fund, the Board did not deem the Adviser’s profitability to be excessive.

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.	21

Supplemental Information (unaudited) (concluded)

Information about Services to Other Clients. The Board considered information about the nature and extent of services and fee rates offered by the Adviser to other clients, including other registered investment companies and unregistered or institutional accounts. The Adviser advised the Board that, due to the unique strategy of the Fund, the Adviser did not manage any other closed-end funds that were directly comparable. The Board considered that the Adviser was subject to a broader and more extensive regulatory regime in connection with management of the Fund compared to the Adviser’s management of unregistered or institutional accounts. The Board did not deem the fee rate under the Advisory Agreement to be excessive relative to these other fee rates, given its understanding of similarities and differences in the nature and extent of services offered and other factors.

Fall-Out Benefits and Other Factors. The Board also considered information regarding potential “fall-out” or ancillary benefits that could be realized by the Adviser as a result of its relationship with the Fund. In this regard, the Board was advised that the Adviser and its affiliates may derive reputational benefits from their association with the Fund. The Board also noted, however, that such benefits were difficult to quantify with certainty.

Additionally, the Board considered that the Adviser has the authority to receive research and other services from a broker that may be useful to various clients in exchange for conducting portfolio brokerage transactions through such broker. The Board noted that the Adviser also may enter into commission sharing arrangements with certain brokers for the receipt of goods or services that relate to the execution of trades or the provision of research. The Board considered the Adviser’s representations that it evaluates any soft-dollar or commission sharing arrangements for compliance with applicable US or UK regulations, particularly with respect to the safe harbor contained in Section 28(e) of the Securities Exchange Act of 1934, and for compliance with its best execution obligations.

* * * * *

After an evaluation of the above-described factors and based on its deliberations and analysis of the information provided and alternatives considered, the Board, including all of the Independent Directors, unanimously approved the Advisory Agreement and the compensation payable thereunder.

22	Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

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Corporate Information

Directors	Administrator & Custodian
Enrique R. Arzac, Chairman	Brown Brothers Harriman & Co.
James J. Cattano	40 Water Street
Gregory A. Hazlett	Boston, MA 02109
Steven N. Rappaport
Martin M. Torino	Shareholder Servicing Agent
Alexander E. Zagoreos	Computershare Trust Company, N.A.
P.O. Box 43078
Officers	Providence, RI 02940
Christian Pittard, President
Jeffrey Cotton, Vice President and Chief Compliance Officer	Independent Registered Public Accounting Firm
Andrea Melia, Treasurer and Chief Financial Officer	PricewaterhouseCoopers LLP
Megan Kennedy, Vice President and Secretary	125 High Street
Alan Goodson, Vice President	Boston, MA 02110
Joanne Irvine, Vice President
Devan Kaloo, Vice President	Legal Counsel
Jennifer Nichols, Vice President	Willkie Farr & Gallagher LLP
Nick Robinson, Vice President	787 Seventh Avenue
Lucia Sitar, Vice President	New York, NY 10019
Hugh Young, Vice President
Sharon Ferrari, Assistant Treasurer	Independent Director Legal Counsel
Heather Hasson, Assistant Secretary	Goodwin Procter LLP
901 New York Avenue
Investment Adviser	Washington, DC 20001
Aberdeen Asset Managers Limited
Bow Bells House	Investor Relations
1 Bread Street	Aberdeen Asset Management Inc.
London, United Kingdom	1735 Market Street, 32nd Floor
EC4M 9HH	Philadelphia, PA 19103
1-866-839-5205
InvestorRelations@aberdeen-asset.com

Aberdeen Asset Managers Limited

The accompanying Financial Statements as of April 30, 2012, were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. are traded on the NYSE Amex Exchange under the symbol “ETF”. Information about the Fund’s net asset value and market price is available at www.aberdeenetf.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)   This item is inapplicable to semi-annual report on Form N-CSR.

(b) During the period ended April 30, 2012, there were no changes in any of the Portfolio Managers identified in the Registrant’s Annual Report on Form N-CSR filed on January 6, 2012.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs[1]	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
November 1, 2011 through November 30, 2011	0	0	0	824,667
December 1, 2011 through December 31, 2011	0	0	0	824,667
January 1, 2012 through January 31, 2012	0	0	0	824,667
February 1, 2012 through February 28, 2012	0	0	0	824,667

March 1, 2012 through March 31, 2012	0	0	0	824,667
April 1, 2012 through April 30, 2012	0	0	0	824,667
Total	0	0	0	824,667

1  The plan was announced December 4, 2003.  On October 26, 2009 the Fund announced that the share repurchase program was to be reinitiated.  The reinitiated program authorizes management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares. Such purchases may be made when the Fund’s shares are trading at a discount to net asset value of 12% or more. Open market purchases may also be made at the discretion of management if the discount to net asset value is less than 12%. The authority under the program will be effective beginning November 1, 2009.  The plan does not have an expiration date.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2012, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There have been no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)	Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

By: /s/ Christian Pittard

Christian Pittard,

President of Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Date: June 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Christian Pittard

Christian Pittard,

President of Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Date: June 29, 2012

By: /s/ Andrea Melia

Andrea Melia,

Treasurer and Chief Financial Officer of Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

Date: June 29, 2012